Exhibit 99.2

Unaudited Pro Forma Condensed Consolidated Financial Statements

On May 9, 2017, Iconix Brand Group, Inc. (“Iconix” or “the Company”) signed agreements to sell DHX Media, Ltd. (“DHX”) the Company’s Entertainment business, which included an 80% interest in the Peanuts brand and a 100% interest in the Strawberry Shortcake brand, for a total purchase price of $345 million, subject to a customary working capital adjustment. The sales were made pursuant to the Membership Interest Purchase Agreement between the Company, Icon NY Holdings, LLC (“Icon NY”), IBG Borrower LLC (“IBG Borrower”, collectively with the Company and Icon NY, the “Sellers”), DHX and DHX SSP Holdings LLC (“DHX SSP,” and collectively with DHX, the “Purchasers) and the Membership Interest Purchase Agreement, between the Company, IBG Borrower, DHX and DHX SSP, each dated as of May 9, 2017 (collectively, the “Agreements”).

On June 30, 2017, we completed the sale of our Entertainment business to DHX. The purchase price is subject to customary post-closing adjustments. As a result, the Iconix Entertainment business’ historical results will be reported in Iconix’s consolidated financial statements as discontinued operations and in subsequent periods Iconix’s consolidated financial statements will no longer reflect the assets, liabilities, results of operations or cash flows attributable to the Entertainment business.

The following unaudited pro forma condensed consolidated financial information and explanatory notes present the historical unaudited condensed consolidated balance sheet of Iconix as of March 31, 2017 and December 31, 2016 and the historical unaudited condensed consolidated statement of operations of Iconix for the three months ended March 31, 2017 as well as for the years ended December 31, 2016, December 31, 2015 and December 31, 2014. Consistent with the requirements of Article 11 of Regulation S-X, the unaudited pro forma condensed consolidated statements of operations have been presented on a continuing operations basis and are not necessarily indicative of the financial position or results of operations that would have actually occurred had the disposition been completed at or as of the dates indicated, nor is it indicative of the future operating results or financial position of Iconix in future periods.

The unaudited pro forma condensed consolidated financial statements give effect to the sale of our Entertainment business, which occurred on June 30, 2017 and the planned use of certain proceeds from that sale as if the transaction had occurred as of January 1, 2016 for purposes of the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2016 and the three months ended March 31, 2017, respectively, and as of December 31, 2016 and March 31, 2017 for purposes of the unaudited pro forma condensed consolidated balance sheets for those respective periods. There were no pro forma adjustments in respect to the condensed consolidated statement of operations for the three months ended March 31, 2017. The adjustments included in these unaudited pro forma condensed consolidated financial statements are preliminary and may be revised.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2017 as well as the Company’s unaudited condensed consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017 filed with the SEC on May 10, 2017.

Unaudited Pro Forma Condensed Consolidated Financial Statements

Unaudited Condensed Consolidated Balance Sheet as of March 31, 2017

(in thousands, except par value)

		Proforma Adjustments
	Iconix Consolidated Historical	Disposition of Iconix Entertainment		Use of Proceeds from the Sale of Iconix Entertainment		Pro Forma Adjusted
Assets
Current Assets:
Cash and cash equivalents	$109,375	$338,000	A	$(338,000)	F	$109,375
Restricted cash	98,725	—		—		98,725
Accounts receivable, net	59,921	—		—		59,921
Other assets – current	32,864	—		—		32,864
Current assets held for sale	303,683	(303,683)	B	—		—

Total Current Assets	604,568	34,317		(338,000)		300,885

Property and equipment:
Furniture, fixtures and equipment	20,704	—		—		20,704
Less: Accumulated depreciation	(14,258)	—		—		(14,258)

	6,446	—		—		6,446

Other Assets:
Other assets	10,040	—		—		10,040
Deferred income tax asset	884	—		—		884
Trademarks and other intangibles, net	1,005,457	—		—		1,005,457
Investments and joint ventures	98,065	—		—		98,065
Goodwill	171,250	—		—		171,250

	1,285,696	—		—		1,285,696

Total Assets	$1,896,710	$34,317		$(338,000)		$1,593,027

Liabilities, Redeemable Non-Controlling Interest and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$49,601	51,080	C	$(61,365)	G	$39,316
Deferred revenue	9,042	—		—		9,042
Current portion of long-term debt	453,464	—		—		453,464
Other liabilities – current	666	—		—		666
Current liabilities held for sale	27,056	(27,056)	B	—		—

Total Current Liabilities	539,829	24,024		(61,365)		502,488

Deferred income tax liability	80,529	(13,034)	G			67,495
Other tax liabilities	8,391	—		—		8,391
Long-term debt, less current maturities	706,163	—		(258,492)	H	447,671
Other liabilities	9,747	—		—		9,747

Total Liabilities	$1,344,659	$10,990		$(319,857)		$1,035,792

Redeemable Non-Controlling Interests	53,632	—		—		53,632
Commitments and contingencies
Stockholders’ Equity:
Common stock	90	—		—		90
Additional paid-in capital	1,035,483	—		—		1,035,483
Retained earnings	251,911	67,112	E	(18,143)	I	300,880
Accumulated other comprehensive loss	(68,369)	—		—		(68,369)
Less: Treasury stock	(843,795)	—		—		(843,795)

Total Iconix Brand Group, Inc. Stockholders’ Equity	375,320	67,112		(18,143)		424,289

Non-controlling interests, net of installment payments due from non-controlling interest holders	123,099	(43,785)	B	—		79,314

Total Stockholders’ Equity	$498,419	$23,327		$(18,143)		$503,603

Total Liabilities, Redeemable Non-Controlling Interest and Stockholders’ Equity	$1,896,710	$34,317		$(338,000)		$1,593,027

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Unaudited Pro Forma Condensed Consolidated Financial Statements

Unaudited Condensed Consolidated Balance Sheet as of December 31, 2016

(in thousands, except par value)

		Proforma Adjustments
	Iconix Consolidated Historical	Disposition of Iconix Entertainment		Use of Proceeds from the Sale of Iconix Entertainment		Pro Forma Adjusted
Assets
Current Assets:
Cash and cash equivalents	$137,114	$338,000	A	$(338,000)	F	$137,114
Restricted cash	177,269	—		—		177,269
Accounts receivable, net	64,376	—		—		64,376
Other assets – current	31,676	—		—		31,676
Current assets held for sale	302,342	(302,342)	B	—		—

Total Current Assets	712,777	35,658		(338,000)		410,435

Property and equipment:
Furniture, fixtures and equipment	20,508	—		—		20,508
Less: Accumulated depreciation	(13,827)	—		—		(13,827)

	6,681	—		—		6,681

Other Assets:
Other assets	10,719	—		—		10,719
Deferred income tax asset	884	—		—		884
Trademarks and other intangibles, net	1,003,895	—		—		1,003,895
Investments and joint ventures	99,309	—		—		99,309
Goodwill	171,250	—		—		171,250

	1,286,057	—		—		1,286,057

Total Assets	$2,005,515	$35,658		$(338,000)		$1,703,173

Liabilities, Redeemable Non-Controlling Interest and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$60,401	$48,822	C	$(59,916)	G	$49,307
Deferred revenue	8,399	—		—		8,399
Current portion of long-term debt	160,435	—		—		160,435
Other liabilities – current	1,311	—		—		1,311
Current liabilities held for sale	28,583	(28,583)	B	—		—

Total Current Liabilities	259,129	20,239		(59,916)		219,452

Deferred income tax liability	86,099	(10,205)	G	—		75,894
Other tax liabilities	5,243	—		—		5,243
Long-term debt, less current maturities	1,093,725	—		(258,510)	H	835,215
Other liabilities	9,946	—		—		9,946

Total Liabilities	$1,454,142	$10,034		$(318,426)		$1,145,750

Redeemable Non-Controlling Interests, net of installment payments due from non-controlling interest holders	56,729	—		—		56,729
Commitments and contingencies
Stockholders’ Equity:
Common stock	89	—		—		89
Additional paid-in capital	1,033,729	—		—		1,033,729
Retained earnings	254,915	68,118	E	(19,574)	I	303,459
Accumulated other comprehensive loss	(70,428)	—		—		(70,428)
Less: Treasury stock	(842,952)	—		—		(842,952)

Total Iconix Brand Group, Inc. Stockholders’ Equity	375,353	68,118		(19,574)		423,897

Non-controlling interests, net of installment payments due from non-controlling interest holders	119,291	(42,494)	B	—		76,797

Total Stockholders’ Equity	$494,644	$25,624		$(19,574)		$500,694

Total Liabilities, Redeemable Non-Controlling Interest and Stockholders’ Equity	$2,005,515	$35,658		$(338,000)		$1,703,173

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Unaudited Pro Forma Condensed Consolidated Financial Statements

Unaudited Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2017

(in thousands, except earnings per share data)

		Pro Forma Adjustments
	Iconix Consolidated Historical	Use of Proceeds from the Sale of Iconix Entertainment	Pro Forma Adjusted
Licensing revenue	$58,722		$58,722

Selling, general and administrative expenses	25,392		25,392
Depreciation and amortization	653		653
Equity earnings on joint ventures	(933)		(933)
Gains on sale of trademarks, net	—		—

Operating income	33,610		33,610

Other expenses (income):
Interest expense	15,049		15,049
Interest income	(126)		(126)
Other income, net	(1)		(1)
Loss on extinguishment of debt	5,482		5,482
Foreign currency translation loss	429		429

Other expenses – net	20,833		20,833

Income before income taxes	12,777		12,777

Provision for income taxes	5,887		5,887

Net income	6,890		6,890
Less: Net income attributable to non-controlling interest	2,488		2,488

Net income attributable to Iconix Brand Group, Inc.	$4,402		$4,402

Earnings per share:
Basic	$0.08		$0.08

Diluted	$0.08		$0.08

Weighted average number of common shares outstanding:
Basic	56,964		56,964

Diluted	56,964		56,964

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Unaudited Pro Forma Condensed Consolidated Financial Statements

Unaudited Condensed Consolidated Statement of Operations for the Year Ended December 31, 2016

(in thousands, except earnings per share data)

		Pro Forma Adjustments
	Iconix Consolidated Historical	Discontinued Operations		Pro Forma Adjusted
Licensing revenue	$368,461	$(113,318)		$255,143

Selling, general and administrative expenses	206,589	(77,832)		128,757
Depreciation and amortization	3,461	(668)		2,793
Equity earnings on joint ventures	(3,578)	—		(3,578)
Gains on sale of trademarks, net	(38,104)	—		(38,104)
Goodwill impairment	18,331	—		18,331
Trademark impairment	424,890	(5,128)		419,762

Operating loss	(243,128)	(29,690)		(272,818)

Other expenses (income):
Interest expense	97,542	(20,286)	D	77,256
Interest income	(1,580)	676		(904)
Other income, net	(17,508)	—		(17,508)
Loss on extinguishment of debt, net	5,903	—		5,903
Foreign currency translation loss (gain)	(1,484)	198		(1,286)

Other expenses – net	82,873	(19,412)		63,461

Income (loss) from continuing operations before income taxes	(326,001)	(10,278)		(336,279)

Benefit for income taxes	(76,492)	(1,689)		(78,181)

Net loss from continuing operations	(249,509)	(8,589)		(258,098)
Less: Net income (loss) attributable to non-controlling interest from continuing operations	2,625	(5,952)		(3,327)

Net loss from continuing operations attributable to Iconix Brand Group, Inc.	$(252,134)	$(2,637)		$(254,771)

Loss per share:
Basic	$(4.82)			$(4.82)

Diluted	$(4.82)			$(4.82)

Weighted average number of common shares outstanding:
Basic	52,338			52,338

Diluted	52,338			52,338

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Unaudited Pro Forma Condensed Consolidated Financial Statements

Unaudited Condensed Consolidated Statement of Operations for the Year Ended December 31, 2015

(in thousands, except earnings per share data)

		Pro Forma Adjustments
	Iconix Consolidated Historical	Discontinued Operations		Pro Forma Adjusted
Licensing revenue	$379,197	$(107,607)		$271,590

Selling, general and administrative expenses	204,946	(70,940)		134,006
Depreciation and amortization	4,720	(403)		4,317
Equity earnings on joint ventures	(5,330)	—		(5,330)
Gains on sale of trademarks, net	—	—		—
Goodwill impairment	35,132	—		35,132
Trademark impairment	402,392	—		402,392

Operating loss	(262,663)	(36,264)		(298,927)

Other expenses (income):
Interest expense	86,233	(6,806)	D	79,427
Interest income	(4,230)	855		(3,375)
Other income, net	(50,904)	—		(50,904)
Loss on extinguishment of debt, net	—	—		—
Foreign currency translation gain	(9,488)	(588)		(10,076)

Other expenses – net	21,611	(6,539)		15,072

Loss before income taxes	(284,274)	(29,725)		(313,999)

Benefit for income taxes	(95,344)	(8,625)		(103,969)

Loss	(188,930)	(21,100)		(210,030)
Less: Net income (loss) attributable to non-controlling interest	373	(6,023)		(5,650)

Net loss attributable to Iconix Brand Group, Inc.	$(189,303)	$(15,077)		$(204,380)

Loss per share:
Basic	$(3.92)			$(3.92)

Diluted	$(3.92)			$(3.92)

Weighted average number of common shares outstanding:
Basic	48,293			48,293

Diluted	48,293			48,293

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Unaudited Pro Forma Condensed Consolidated Financial Statements

Unaudited Condensed Consolidated Statement of Operations for the Year Ended December 31, 2014

(in thousands, except earnings per share data)

		Pro Forma Adjustments
	Iconix Consolidated Historical	Discontinued Operations		Pro Forma Adjusted
Licensing revenue	$391,490	$(103,071)		$288,419

Selling, general and administrative expenses	181,651	(70,072)		111,579
Depreciation and amortization	7,135	(897)		6,238
Equity earnings on joint ventures	(11,325)	—		(11,325)
Gains on sale of trademarks, net	(6,399)	—		(6,399)
Goodwill impairment	—	—		—
Trademark impairment	—	—		—

Operating income	220,428	(32,102)		188,326

Other expenses (income):
Interest expense	84,523	(6,872)	D	77,651
Interest income	(3,711)	610		(3,101)
Other income, net	(29,239)	—		(29,239)
Loss on extinguishment of debt, net	—	—		—
Foreign currency translation loss	1,745	(507)		1,238

Other expenses – net	53,318	(6,769)		46,549

Income before income taxes	167,110	(25,333)		141,777

Provision for income taxes	48,288	(7,142)		41,146

Net income	118,822	(18,191)		100,631
Less: Net income attributable to non-controlling interest	15,099	(6,271)		8,828

Net income attributable to Iconix Brand Group, Inc.	$103,723	$(11,920)		$91,803

Earnings per share:
Basic	$2.14			$2.14

Diluted	$1.81			$1.81

Weighted average number of common shares outstanding:
Basic	48,431			48,431

Diluted	57,366			57,366

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

NOTE 1 – BASIS OF PRO FORMA PRESENTATION

The disposition of the Iconix Entertainment business qualifies for presentation as a discontinued operation under Accounting Standards Codification (ASC 205-20-45 Presentation of Financial Statements, Discontinued Operations, Other Presentation Matters).

We have adjusted our historical condensed consolidated statements of operations to reflect the Iconix Entertainment business as a discontinued operation for the periods presented as well as to reflect this transaction as if it had occurred as of January 1, 2016. We have adjusted the unaudited condensed consolidated balance sheet as if the transactions had been consummated as of December 31, 2016. The Iconix Entertainment business sale was completed on June 30, 2017.

The cash proceeds from the Iconix Entertainment business sale were used to (i) repay $152.5 million of our Senior Secured Notes, (ii) pay the transaction costs, (iii) pay the income taxes payable generated from the sale and (iv) repay $135.5 million of our Senior Secured Term Loan with CF ICX LLC and Fortress Credit Co LLC including $15.9 million of principal prepayment premium.

The unaudited pro forma condensed consolidated financial information does not reflect nonrecurring charges resulting from this disposition or future events that may occur after the disposition of this business, the potential realization of operating costs reductions (such as the elimination of talent and agent expenses), restructuring activities or other costs, and does not consider potential impact of current market conditions on revenues, expenses or other asset dispositions.

NOTE 2 – ICONIX ENTERTAINMENT BUSINESS SALE

The following pro forma adjustments have been reflected in the unaudited pro forma condensed consolidated financial information. All adjustments to the historical unaudited condensed consolidated balance sheet assume the transaction occurred on December 31, 2016 and, therefore, do not reflect the changes in assets and liabilities sold subsequent to that date.

A.	Net cash proceeds received less anticipated transaction and other costs:

Pro Forma Adjustment (in thousands)
Cash proceeds of the sale	$345,000
Less: Estimated transaction costs	7,000

Total cash proceeds less transaction costs	$338,000

B.	Represents the assets and liabilities of the Iconix Entertainment business which are subject to sale under the Member Interest Purchase Agreements, and the respective non-controlling interest to be eliminated upon the sale of business, as of the respective balance sheet date.

C.	The table below represents the tax expense and related taxes payable associated with the Iconix Entertainment business sale. The tax expense is based on the jurisdictional tax rates for each legal entity that will recognize taxable gains associated with this sale offset by the use of foreign tax credits and net operating losses for taxable gains in the United States (“U.S.”):

	Pro Forma Adjustment (in thousands)
	March 31, 2017	December 31, 2016
Income tax expense at statutory rates	$38,046	$38,617
Cumulative book tax differences	27,550	24,721
Benefit of U.S. net operating loss utilization	(6,516)	(6,516)
Benefit of U.S. foreign tax credit utilization	(8,000)	(8,000)

Total income tax payable	$51,080	$48,822

We have applied an effective tax rate of 36.2% which represents the stand-alone tax rate associated with the Iconix Entertainment business adjusted for the impact of the cumulative book tax differences, utilization of net operating loss carryforwards in the U.S and foreign tax credits utilized.

D.	Represents the allocation of interest expense to the Entertainment business in accordance of ASC 205-20-45-6 which was calculated utilized the estimated expected debt repayments of $135.5 million for our Senior Secured Term Loan and $152.5 million for our Senior Secured Notes.

E.	The gain on sale of our Entertainment business if we had completed the sale as of March 31, 2017 and December 31, 2016 is calculated as follows:

	Pro Forma Adjustment (in thousands)
	March 31, 2017	December 31, 2016
Net cash proceeds	$338,000	$338,000
Net assets sold	(276,627)	(273,759)
Elimination of non-controlling interest	43,785	42,494

Pre-tax gain on sale	105,158	106,735
Tax expense	38,046	38,617

After-tax gain on sale	$67,112	$68,118

NOTE 3 – USE OF PROCEEDS FROM THE ICONIX ENTERTAINMENT BUSINESS

We intend to use the cash proceeds from the sale of our Entertainment business to (i) repay $152.5 million of our Senior Secured Notes, (ii) pay the transaction costs, (iii) pay the income taxes payable generated from the sale and (iv) repay $135.5 million of our Senior Secured Term Loan with CF ICX LLC and Fortress Credit Co LLC including $15.9 million of principal prepayment premium.

For the purposes of the pro forma adjustments, the debt repayments were recalculated as if the debt was paid off as of the respective balance sheet date. Additionally, the income tax payable was calculated by calculating the pre-tax gain utilizing the net assets of the Entertainment business as of the respective balance sheet date. Refer to Note 2 for further details.

We have also adjusted our unaudited historical condensed consolidated statement of operations for the year ended December 31, 2016 and the three months ended March 31, 2017 to reflect the anticipated use of certain proceeds from the sale of the Iconix Entertainment business as if those proceeds had paid-off debt as of January 1, 2016 and January 1, 2017, respectively.

F.	Represents the recalculated payments against our debt as if the transaction had occurred on the respective period as follows:

	Pro Forma Adjustment (in thousands)
	March 31, 2017	December 31, 2016
Repayment of Senior Secured Notes	$152,151	$161,373
Repayment of Senior Secured Term Loan	120,724	111,245
Prepayment premium associated with the Senior Secured Term Loan	14,045	16,561

Total	$286,920	$289,178

Additionally, as noted above, the cash proceeds, net of transactions costs, from the sale of our Entertainment business will also be utilized to pay the income taxes payable generated from the sale as is calculated above in Note 1 and accordingly, we have included the income tax payable amount calculated as of the respective balance sheet date.

G.	Represents the reduction of income taxes payable for the payment of the income taxes generated as a result of the gain on sale of the Iconix Entertainment business as well as the reduction in income taxes (which was calculated utilizing the estimated statutory effective tax rate of 36.2%) related to the following items: (i) prepayment premium associated with the Senior Secured Term Loan, and (ii) write off of the pro-rata portion of the deferred financing costs and the original issue discount of the Senior Secured Notes and the Senior Secured Term Loan. For purposes of the unaudited pro forma consolidated balance sheet as of December 31, 2016 and March 31, 2017, we have assumed the use of proceeds occurred as of that date.

	Pro Forma Adjustment (in thousands)
	March 31, 2017	December 31, 2016
Income tax expense at statutory rates	$38,046	$38,617
Cumulative book tax differences	13,034	10,205

Total income tax payable	51,080	48,822
Tax on Make Whole Premium / Deferred Financing Charges writeoff	10,285	11,094

	$61,365	$59,916

In addition, this represents the reduction of the deferred tax liability resulting from the gain on sale of the Entertainment business.

	Pro Forma Adjustment (in thousands)
	March 31, 2017	December 31, 2016
Reversal of cummulative book tax difference	$(27,550)	$(24,721)
Use of available tax attributes	14,516	14,516

Total deferred tax expense	$(13,034)	$(10,205)

H.	Represents the repayment of debt balances as are calculated above in F offset by the write-off of the pro-rata portion of the deferring financing costs and the amortization of the original issue discount.

	Pro Forma Adjustment (in thousands)
	March 31, 2017	December 31, 2016
Securitization - Release price on 12/31/16	$152,151	$161,373
Fortress Split	120,724	111,245
Prorata portion of Deferred Financing Charges to writeoff	14,383	14,108

	$258,492	$258,510

I.	Represents the after-tax impact of the use of proceeds on retained earnings assuming the transaction occurred as of December 31, 2016.

	Pro Forma Adjustment (in thousands)
	March 31, 2017	December 31, 2016
Tax effected Make Whole Premium	$8,964	$5,992
Tax effected Deferred Financing Charges writeoff	9,179	9,004

	$18,143	$14,995

NOTE 4 – DISCONTINUED OPERATIONS

In March 2017, our Board of Directors approved a plan to sell the businesses underlying our Entertainment segment. On May 9, 2017, we signed a definitive agreement to sell these businesses for $345 million in cash, subject to a customary working capital adjustment. On June 30, 2017 we completed the sale of our Entertainment business to DHX. The table below classifies the results of our Entertainment segment as discontinued operations in our unaudited pro forma condensed consolidated statement of operations for the years ended December 31, 2016, 2015, and 2014. Additionally, the assets and liabilities associated with the discontinued operations are classified as held for sale in our unaudited pro forma condensed consolidated balance sheets as of March 31, 2017 and December 31, 2016. The assets and liabilities as December 31, 2016 are classified as current in our condensed consolidated balance sheet as we expected to close the sale of the Entertainment segment within one year of such date.

The financial results of our Entertainment segment, net of income taxes, have been removed to reflect the effect of the disposition and the retrospective presentation as discontinued operations in future filings. The following table presents the financial results of the Entertainment segment for the years ended December 31, 2016, 2015 and 2014:

	Year Ended December 31,
	2016	2015	2014
	(unaudited in thousands)
Licensing revenue	$113,318	$107,607	$103,071
Selling, general and administrative expenses	82,960	70,940	70,072
Depreciation and amortization	668	403	897

Operating income	29,690	36,264	32,102

Other expenses (income):
Interest expense	20,286	6,806	6,872
Interest income	(676)	(855)	(610)
Loss on extinguishment of debt	—	—	—
Foreign currency translation loss (gain)	(198)	588	507

Other expenses – net	19,412	6,539	6,769

Income from operations of discontinued operations before income taxes	10,278	29,725	25,333
Provision for income taxes	1,689	8,625	7,142

Net income from discontinued operations	8,589	21,100	18,191
Less: Net income attributable to non-controlling interest from discontinued operations	5,952	6,023	6,271

Income from discontinued operations attributable to Iconix Brand Group, Inc.	$2,637	$15,077	$11,920

Upon consummation of the sale of the Entertainment segment, the cash proceeds were utilized by the Company to make mandatory principal prepayments on both its Senior Secured Notes and Senior Secured Term Loan (as well as a corresponding prepayment premium). As a result and in accordance with ASC 205-20-45-6, the Company has allocated interest expense of $20.0 million, $6.8 million, and $6.9 million for the years ended December 31, 2016, December 31, 2015, and December 31, 2014, respectively, from continuing operations to discontinued operations.